SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   April 10, 2006

YUM! Brands, Inc.

(Exact Name of Registrant as Specified in its Charter)

North Carolina

(State or Other Jurisdiction of Incorporation)

1-13163	13-3951308
(Commission File Number)	(I.R.S. Employer Identification No.)

1441 Gardiner Lane, Louisville, Kentucky	40213
(Address of Principal Executive Offices)	(Zip Code)

(502) 874-8300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (Registration No. 333-133097) declared effective by the Securities and Exchange Commission on April 7, 2006 relating to $300,000,000 aggregate principal amount of 6.25% Senior Notes due April 15, 2016 of the Registrant.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits

1.1           Underwriting Agreement, dated April 10, 2006, between the Registrant and Goldman, Sachs & Co., acting severally on behalf of themselves and the other underwriters named therein.

4.1           Officers’ Certificate establishing the 6.25% Senior Notes due April 15, 2016 as a series of senior debt securities of the Registrant under the Indenture, dated as of May 1, 1998, between the Registrant and J.P. Morgan Trust Company, as trustee.

4.2           Form of 6.25% Senior Note due April 15, 2016 (included in Exhibit 4.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM! BRANDS, INC.

April 17, 2006	By:	/s/ R. Scott Toop
		Name:	R. Scott Toop
		Title:	Vice President and Associate General Counsel